UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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OHIO NATIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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One Financial Way
Montgomery, Ohio 45242
Post Office Box 237
Cincinnati, Ohio 45201-0237
Telephone: 513-794-6100

Ohio National Fund, Inc.

July 30, 2021

Dear Contract Owner:

You are receiving this proxy packet because you own a variable annuity or variable life insurance contract (each, a “Contract”) issued by The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (together with ONLIC, “Ohio National Life”) or National Security Life and Annuity Company (“National Security”) and have Contract values allocated to one or more series (“Portfolios”) of Ohio National Fund, Inc. (the “Fund”).

A special meeting (“Meeting”) of the shareholders of each of the Portfolios of the Fund will be held on August 30, 2021, at One Financial Way, Montgomery, Ohio 45242, beginning at 10:00 a.m., Eastern Time.

At the Meeting, shareholders will be asked to act upon the following proposals (each, a “Proposal”):

•	Shareholders of each Portfolio other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio: To consider and approve a new investment advisory agreement between the Fund and Ohio National Investments, Inc. (the “Adviser”); and

•	Shareholders of each of ON iShares Managed Risk Balanced Portfolio, ON Janus Henderson U.S. Low Volatility Portfolio and ON Federated Core Plus Bond Portfolio (the “Substituted Portfolios”): To approve the use of a “manager of managers” structure by the Substituted Portfolio, whereby the Adviser would be able, subject to approval of the Fund’s Board of Directors, to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval.

As explained in more detail in the enclosed proxy statement, the current investment advisory agreement between the Fund and the Adviser, which is a wholly-owned subsidiary of Ohio National Mutual Holdings, Inc. (“ONMH”), and the current sub-advisory agreements between the Adviser and the sub-advisers to certain Portfolios will automatically terminate upon the anticipated acquisition of ONMH by ONLH Holdings LP, a subsidiary of Constellation Insurance, LP (“Constellation”) in a transaction involving a sponsored demutualization of ONMH. Accordingly, the Fund must obtain approval of a new investment advisory agreement with the Adviser from shareholders of each Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio). The new investment advisory agreement for the Fund will be substantially identical in form and terms to the current investment advisory agreement, other than the dates of execution and termination and certain non-material changes. In addition, the Substituted Portfolios are seeking shareholder approval to use the managers of managers structure described above to avoid the expense and delays of seeking shareholder approval of new sub-advisory agreements in the future.

The transaction between ONMH and Constellation is expected to be completed during the second half of 2021. However, this depends on numerous factors that are not in ONMH’s or the Adviser’s control, including receipt of all required regulatory approvals and approval by ONMH’s voting members. There is no guarantee that the transaction will be completed at that time.

Each Proposal is subject to shareholder approval. As an owner of a Contract entitled to give voting instructions with respect to the Fund, you are being asked to instruct your insurance company (Ohio National Life or National Security) as to the manner in which the shares held by your Contract should be voted.

We encourage you to review the enclosed proxy statement and proxy-voting procedures, which will detail the matters to be voted on at the upcoming shareholder Meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope, or provide voting instructions by telephone or over the internet by following the enclosed instructions.

In this packet, you will find:

•	Your proxy

•	Your voting instruction card

•	A postage-prepaid envelope

•	Notice of a special meeting of the shareholders of the Portfolios comprising Ohio National Fund, Inc.

Please review the enclosures and information noted above, which will detail the matters to be voted on at the Meeting and proxy-voting procedures. You may also contact us at 888.925.6446 if you have any questions about this proxy or your Contract.

The Board unanimously recommends that you vote for each of the applicable Proposal(s).

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope, or provide voting instructions by telephone or over the internet by following the enclosed instructions. To request more information, please call us at 888.925.6446.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Tara York, President

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2021

The Board of Directors of Ohio National Fund, Inc., an open-end management investment company organized as a Maryland corporation (the “Fund”), has called a special meeting of the shareholders of the ON Bond Portfolio, the ON BlackRock Balanced Allocation Portfolio, the ON BlackRock Advantage International Equity Portfolio the ON Janus Henderson Forty Portfolio, the ON AB Small Cap Portfolio, the ON AB Mid Cap Core Portfolio, the ON S&P 500® Index Portfolio, the ON Federated High Income Bond Portfolio, the ON BlackRock Advantage Large Cap Value Portfolio, the ON Nasdaq-100® Index Portfolio, the ON BlackRock Advantage Large Cap Core Portfolio, the ON BlackRock Advantage Small Cap Growth Portfolio, the ON S&P MidCap 400® Index Portfolio, the ON BlackRock Advantage Large Cap Growth Portfolio, the ON Risk Managed Balanced Portfolio, the ON Moderately Conservative Model Portfolio, the ON Balanced Model Portfolio, the ON Moderate Growth Model Portfolio, the ON Growth Model Portfolio, the ON iShares Managed Risk Balanced Portfolio, the ON Janus Henderson U.S. Low Volatility Portfolio and the ON Federated Core Plus Bond Portfolio, each a series (“Portfolio”) of the Fund, to be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242 on August 30, 2021 at 10:00 a.m., Eastern Time, for the following purposes:

Proposals		Shareholders Entitled to Vote
1.	To consider and approve a new investment advisory agreement between the Fund and Ohio National Investments, Inc.	All Portfolios other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio
2.	To approve the use of a “manager of managers” structure by the Portfolios listed below, whereby Ohio National Investments, Inc. would be able, subject to Board approval, to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval:
	2.A. ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Balanced Portfolio
	2.B. ON Janus Henderson U.S. Low Volatility Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio
	2.C. ON Federated Core Plus Bond Portfolio	ON Federated Core Plus Bond Portfolio
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Portfolios

The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”), each on behalf of their separate accounts (“Separate Accounts”), and Portfolios of the Fund are the only shareholders of the Portfolios. However, ONLIC, ONLAC and NSLAC each hereby solicit and agree to vote the shares of the Portfolios at the meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to one or more Separate Accounts invested in such shares.

Only shareholders of record at the close of business on July 12, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct ONLIC, ONLAC or NSLAC as to the manner in which shares of the Portfolios attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to ONLIC, ONLAC or NSLAC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 30, 2021. A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at vote.proxyonline.com/on/docs/2021meeting.pdf.

By Order of the Board of Directors

Tara York, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy voting instruction card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy voting instruction card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.

 Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Ohio National Fund, Inc. (the “Fund”) for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the Fund’s office, One Financial Way, Montgomery, Ohio 45242, on August 30, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

The Fund is soliciting proxies on behalf of the following series (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund:

ON Bond Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio
ON BlackRock Balanced Allocation Portfolio	ON S&P MidCap 400® Index Portfolio
ON BlackRock Advantage International Equity Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
ON Janus Henderson Forty Portfolio	ON Risk Managed Balanced Portfolio
ON AB Small Cap Portfolio	ON Moderately Conservative Model Portfolio
ON AB Mid Cap Core Portfolio	ON Balanced Model Portfolio
ON S&P 500® Index Portfolio	ON Moderate Growth Model Portfolio
ON Federated High Income Bond Portfolio	ON Growth Model Portfolio
ON BlackRock Advantage Large Cap Value Portfolio	ON iShares Managed Risk Balanced Portfolio
ON Nasdaq-100® Index Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio
ON BlackRock Advantage Large Cap Core Portfolio	ON Federated Core Plus Bond Portfolio

The Board called the Meeting for the following purposes:

Proposals		Shareholders Entitled to Vote

1.	To consider and approve a new investment advisory agreement between the Fund and Ohio National Investments, Inc.	All Portfolios other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio
2.	To approve the use of a “manager of managers” structure by the Portfolios listed below, whereby Ohio National Investments, Inc. would be able, subject to Board approval, to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval:
	2.A. ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Balanced Portfolio
	2.B. ON Janus Henderson U.S. Low Volatility Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio
	2.C. ON Federated Core Plus Bond Portfolio	ON Federated Core Plus Bond Portfolio
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Portfolios

The Proxy Statement and accompanying materials will be mailed to shareholders on or about July 30, 2021.

The Meeting has been called by the Board to seek approval of the Proposals set out above. The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on July 12, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. This Meeting is deemed to be a special meeting of shareholders for purposes of Maryland law. The Fund’s investment adviser is Ohio National Investments, Inc. (“ONI” or the “Adviser”), a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”), which serves as the Fund’s administrator.

The Adviser supplies business management services to the Portfolios and, if applicable, monitors the investment performance of each Portfolio’s sub-adviser. The investment and reinvestment of the assets of the ON Bond Portfolio, the ON Moderately Conservative Model Portfolio, the ON Balanced Model Portfolio, the ON Moderate Growth Model Portfolio, the ON Growth Model Portfolio and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio are directed by the Adviser. The principal business address of the Adviser and ONLIC is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of the ON Janus Henderson Forty Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio assets are managed by Janus Capital Management LLC (“Janus”) as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio assets are managed by Geode Capital Management, LLC (“Geode”) as sub-adviser. The principal business address of Geode is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

The investment and reinvestment of ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, the equity component of the ON BlackRock Balanced Allocation Portfolio, ON BlackRock Advantage International Equity Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and ON iShares Managed Risk Balanced Portfolio assets are managed by BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser. The principal business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

The investment and reinvestment of ON Federated High Income Bond Portfolio and ON Federated Core Plus Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of ON Risk Managed Balanced Portfolio, ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

All the shares of the Fund are owned by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National Life”), National Security Life and Annuity Company (“National Security” or “NSLAC”) and Portfolios of the Fund. If you are the owner of an Ohio National Life or National Security variable annuity or variable life insurance policy (collectively, the “Contracts”), you are not actually a Fund shareholder. Ohio National Life or National Security is the legal owner of the Fund shares represented by your Contract values. However, Ohio National Life and National Security want you to return the Voting Instructions so that they can vote the Fund shares represented by your Contract values in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the Fund proportionately in accordance with the instructions given by those Contract owners who respond with their Voting Instructions. As a result, a small number of Contract owners may determine the outcome.

Shareholders may send communications to the Board by sending an email to OhioNationalFund@ohionational.com. The Fund will forward to the Board any communications related to the Fund or its operations from shareholders that are directed to the Board or an individual Director.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Ohio National Fund, Inc., One Financial Way, Montgomery, Ohio 45242, by visiting https://ohionationalfund.com, by calling 888.925.6446 or sending an email to OhioNationalFund@ohionational.com

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

On March 23, 2021, the Board of Directors of Ohio National Mutual Holdings, Inc. (“ONMH”) announced that it unanimously approved a strategic transaction (the “Transaction”) with ONLH Holdings LP, a subsidiary of Constellation Insurance, LP (“Constellation”). In the Transaction, Constellation will acquire ONMH in a sponsored demutualization (the “Sponsored Demutualization”), which is a conversion of a mutual insurance holding company to a stock company, where some or all of the shares of the converting company are acquired by the sponsor. ONMH currently is an Ohio mutual insurance holding company owned by certain life insurance and annuity policyholders of ONLIC. ONLIC is wholly owned by ONMH. The Adviser is a wholly-owned subsidiary of ONLIC.

The Transaction, including the Sponsored Demutualization, is expected to close in the second half of 2021, subject to the necessary approvals of ONMH’s voting members and certain regulators, and customary closing conditions. There is no guarantee that the Transaction will be completed at that time. If the Sponsored Demutualization is completed, ONMH will convert from a mutual insurance holding company to a stock company and become a wholly-owned subsidiary of Constellation. As part of the Sponsored Demutualization, the membership interests of ONMH’s members, including the applicable life insurance and annuity policyholders of ONLIC, will be extinguished. Constellation will fund cash payments or policy benefits, in the aggregate amount of $500 million, to be paid or provided to eligible members in exchange for the extinguishment of their membership interests in ONMH. Additionally, as part of the Transaction, Constellation and its investors will make, or will cause to be made, capital contributions to ONLIC totaling $500 million over a four-year time period following the closing of the Transaction.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreement between the Adviser and the Fund (the “Current Advisory Agreement”) provides for the agreement’s automatic termination in the event of the agreement’s assignment. Under the 1940 Act, the proposed change of ownership of ONMH will be a change in control of ONMH. Because the Adviser, through ONLIC, is an indirect wholly-owned subsidiary of ONMH, a change of control of ONMH as a result of the Sponsored Demutualization will be deemed to result in a change of control of the Adviser. This change in control will be treated as an assignment under the 1940 Act that results in the termination of the Current Advisory Agreement.

At a meeting held on June 22, 2021 (the “June 2021 Meeting”), in anticipation of the completion of the Transaction, the Board approved a new investment advisory agreement between the Fund and the Adviser to be effective upon the closing of the Sponsored Demutualization (the “New Advisory Agreement”). A copy of the form of the New Advisory Agreement is attached as Appendix A to this Proxy Statement.

Proposal 1 is contingent upon the closing of the Sponsored Demutualization, which requires the approval of ONMH’s voting members and certain regulators. The New Advisory Agreement will take effect only if and when the Sponsored Demutualization closes. While the parties expect the Transaction, including the Sponsored Demutualization, to be completed in the second half of 2021, it is subject to various conditions and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Sponsored Demutualization does not occur, the Current Advisory Agreement will not automatically terminate and will remain in effect, and the New Advisory Agreement will not be entered into, even if it has been approved by Fund shareholders.

To proceed under the New Advisory Agreement, each Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) needs shareholder approval. Shareholders of ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio are not being asked to vote on the New Advisory Agreement because each such Portfolio’s initial sole shareholder approved the New Advisory Agreement prior to the Portfolio’s commencement of operations on June 23, 2021. If the shareholders of a Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) do not approve the New Advisory Agreement with respect to that Portfolio, the Current Advisory Agreement would terminate with respect to that Portfolio upon the closing of the Sponsored Demutualization and the Adviser would not be able to serve as adviser for such Portfolio to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, continuing to solicit approval of the New Advisory Agreement by the Portfolio’s shareholders, seeking approval of a new investment advisory agreement, liquidation of the Portfolio, or reorganizing the Portfolio with and into another Portfolio.

Effect on Fund Shareholders

The change of control of the Adviser as a result of the Sponsored Demutualization and the Fund’s entering into the New Advisory Agreement are not expected to have any effect on shareholders of the Fund.  In particular, the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution and termination and certain non-material changes. Approval of the New Advisory Agreement will not increase the advisory fee rates paid by the Portfolios or their shareholders. The Adviser does not anticipate that the change in control will cause any change to or reduction in the nature and quality of services now provided to the Fund or have any effect on the Adviser’s ability to fulfill its obligations to the Fund. Please see the section below entitled “Comparison of the Current Advisory Agreement and the New Advisory Agreement” for further discussion of the New Advisory Agreement.

The Transaction will not result in any change in a Portfolio’s investment objectives and strategies. No change is expected to occur in the management of the Adviser as a result of the change in control resulting from the Sponsored Demutualization. The Adviser has advised the Board that no change is expected in the investment management and other personnel of the Adviser as a result of the change in control described above, and it is currently anticipated the same persons responsible for management of each Portfolio under the Current Advisory Agreement will continue to be responsible under the New Advisory Agreement. The composition of the Board will not be changed as a direct result of the Transaction, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Portfolios. No changes are being proposed to these existing service providers at this time.

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of directors must not be “interested persons” of the investment adviser or predecessor adviser (“Independent Directors”). The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a fund or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The Adviser represented to the Board that no unfair burden would be imposed on the Portfolios as a result of the Transaction. Over 75% of the Board is comprised of Independent Directors.

Information About the Adviser

The Adviser is a wholly-owned subsidiary of ONLIC, which is a wholly-owned subsidiary of ONMH. ONMH is currently owned by certain life insurance and annuity policyholders of ONLIC.

The Adviser uses ONLIC’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLIC who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLIC.

Information regarding the names, addresses and principal occupations of the principal executive officers and directors of the Adviser is set out below and those officers of the Fund who hold positions with the Adviser are noted below:

Name	Position with the Adviser	Position with the Fund (if applicable)	Address
Gary Russell Rodmaker	Director and President	Portfolio Manager	One Financial Way, Montgomery, Ohio 45242
Philip Charles Byrde	Director and Vice President	N/A	One Financial Way, Montgomery, Ohio 45242
Paul J. Gerard	Director and Vice President	Vice President and Portfolio Manager	One Financial Way, Montgomery, Ohio 45242
Keith Dwyer	Chief Compliance Officer	Chief Compliance Officer	One Financial Way, Montgomery, Ohio 45242
R. Todd Brockman	Treasurer	Treasurer	One Financial Way, Montgomery, Ohio 45242

Comparison of the Current Advisory Agreement and the New Advisory Agreement

The terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement, except for the dates of execution and termination and certain non-material changes. The Current Advisory Agreement is dated August 14, 2006 and has been amended through April 21, 2021. The Current Advisory Agreement was last approved by the Board, including a majority of the Independent Directors, at a meeting held on November 11, 2020. The date on which the Current Advisory Agreement was last submitted to a vote of shareholders of each Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) is set out in Appendix B to this Proxy Statement.

Under the New Advisory Agreement, the Adviser will continue to provide personnel, including executive officers, for the Fund. The Adviser will also continue to furnish at its own expense or pay the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank and Trust Company), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

There will be no increase in advisory fee rates for any of the Portfolios as a result of the Transaction. Under the Current Advisory Agreement and the New Advisory Agreement, as compensation for its services, the Adviser receives from the Fund annual fees on the basis of each applicable Portfolio’s daily net assets based on the schedule set out in Appendix C to this Proxy Statement, paid monthly. Appendix C to this Proxy Statement also sets out the aggregate advisory fees paid to the Adviser by each Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) during the most recent fiscal year and any fees waived pursuant to a contractual fee waiver agreement in place for the Portfolios.

The Current Advisory Agreement and the New Advisory Agreement may be terminated as to any Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. Each of the Current Advisory Agreement and the New Advisory Agreement will automatically terminate in the event of its assignment.

The New Advisory Agreement as approved by the Board is submitted for approval by the shareholders of the Fund. The New Advisory Agreement must be voted upon separately by each Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio).

If shareholders approve the New Advisory Agreement with respect to a Portfolio, it will go into effect with respect to the Portfolio on the closing date of the Sponsored Demutualization. Following an initial two year term, the New Advisory Agreement will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Independent Directors, with votes to be cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief from the Securities and Exchange Commission (the “SEC”)) at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each Portfolio voting separately.

Board Review and Approval of the New Advisory Agreement

At the June 2021 Meeting, the New Advisory Agreement was approved unanimously by the Board, including a majority of the Independent Directors. The factors considered by the Board in considering and approving the New Advisory Agreement are set out below.

At the June 2021 Meeting, the Board, including a majority of Independent Directors of the Fund, approved the New Advisory Agreement with the Adviser and, as applicable, each sub-advisory agreement with a sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the certain of the Portfolios identified. The Directors noted that the Current Advisory Agreement and each sub-advisory agreement with respect to the applicable Portfolios were last considered by the Directors either at their November 12, 2020 meeting or their February 17, 2021 meeting. The Directors observed that the New Advisory Agreement and new sub-advisory agreements were being presented at this meeting because of an anticipated transaction that would effect a change of control in the Adviser and terminate the Current Advisory Agreement and sub-advisory agreements. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for the Portfolios. The Directors further noted that for those Portfolios subject to the SEC order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the New Advisory Agreement and sub-advisory agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through March 31, 2021, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), through March 31, 2021, (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (5) a profitability analysis for the Adviser with respect to each Portfolio; and (6) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors acknowledged that the information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers had not changed since they were last considered in either November 2020 or February 2021. With respect to the ON AB Mid Cap Core Portfolio and ON AB Small Cap Portfolio, the Adviser verbally provided updated performance data for the period after May 1, 2021. The Directors noted that in November 2020 and February 2021, they reviewed management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees, as well as other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable. The Directors had continued access to the previously provided information and noted no materials changes since the information was last considered. The Directors took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the New Advisory Agreement and sub-advisory agreement review process. The Independent Directors discussed the proposed approvals in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services.

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted that the Adviser performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.

For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance.

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the quarter-to-date, year-to-date, 1-year, 3-year and 5-year periods ended March 31, 2021 (except where noted), as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio and the ON Nasdaq-100 Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio, and the ON Nasdaq-100 Index Portfolio.

When applicable, the Board considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

When applicable, the Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Board relied on information provided in November 2020 or February 2021 to consider the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.

Profitability.

The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from -28.9% to 40.0% with average profitability of 20.0%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.

In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. The Directors noted that they further considered the breakpoints established in the sub-advisory agreements and the impact of these breakpoints on the Sub-Adviser’s profitability at the November 2020 or February 2021 meetings. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale.

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended March 31, 2021.

ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser. They noted that the Portfolio underperformed its benchmark index and peer group over the year-to-date and 1-year periods. The Directors observed that the none of the Portfolio’s peers had a risk management overlay. The Directors discussed that since March 31, 2021, the decline in interest rates had positively impacted the Portfolio and the Portfolio had been outperforming its benchmark index and peer group. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average, but considered the Adviser’s comment that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its benchmark index and peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.

ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed its benchmark index and peer group for the 1-year period and outperformed the benchmark index for the 5-year period. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and its advisory fee was reasonable.

ON Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors recalled that the Portfolio commenced operations on May 1, 2020 and observed that it had outperformed its benchmark index and peer group since inception. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was slightly below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and its advisory fee and sub-advisory fees were reasonable.

ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio outperformed its benchmark index for the year-to-date, 1-year and 3-year periods and outperformed its peer group over all time periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was on par with the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers, thus not allowing the portfolio to take advantage of adviser fee break points, and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year period. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its benchmark index and peer group, it had improved significantly. The Directors considered that the Portfolio’s advisory fee was in line with its peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee and sub-advisory fees were reasonable.

ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it underperformed its benchmark index over the year-to-date, 1-year and 3-year periods but outperformed its benchmark index over the 5-year period and had significantly outperformed its peer group across the 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio outperformed its benchmark index for the year-to-date but underperformed its benchmark index over the 1-year period and its peer group over both periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee was slightly below the peer group average and that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and the advisory fee and sub-advisory fee were reasonable.

ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser –BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio underperformed its benchmark index and peer group over both periods. The Directors noted that although the Portfolio’s performance continued to lag the benchmark index and peer group over the year-to-date, it had improved significantly. The Board noted that the Portfolio’s advisory fee was in line with the peer group average, and its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was improving and that its advisory fee and sub-advisory fee were reasonable.

ON AB Mid Cap Core Portfolio, formerly the ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had outperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the Portfolio. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-advisor. They observed that the Portfolio outperformed the benchmark over the 1-year period and the peer group over both periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and the advisory fee and sub-advisory fee were reasonable.

ON AB Small Cap Portfolio, formerly the ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had underperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the portfolio. Overall, the Directors concluded that the Sub-Adviser should be given more time to manage the Portfolio and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage International Equity Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-advisor. The Directors observed that the Portfolio had outperformed its benchmark index over both periods and outperformed its peer group over the year-to-date period. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year, 3-year and 5-year periods, but it outperformed its peer group over the 3-year and 5-year periods and its performance generally was in line with the index when expenses were excluded. The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance was generally in line with the index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across the 1-year, 3-year and 5-year periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that the Portfolio had only been operating as an index fund since December 16, 2016 and therefore did not consider the Portfolio’s performance for the 5-year period. The Directors acknowledged that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Fund-of-Funds Portfolios

With respect to each of the fund-of-funds Portfolios, the Directors noted each fund-of-funds Portfolio had shown positive performance relative to its benchmark and peer group over the 1-year period ended March 31, 2021. The Board noted the difficulty in assembling a meaningful peer group of funds-of-funds for expense comparison purposes because, while the fund-of-funds Portfolios consist of underlying mutual funds, the funds-of-funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund-of-funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.

ON Moderately Conservative Model (Adviser – ONI). The Directors noted that while the Portfolio outperformed its benchmark index for the year-to-date and 1-year periods and outperformed the peer group median for the 1-year and 3-year periods, it underperformed the benchmark for the 3-year period and the peer group average for the year-to-date period. The Directors observed that the Portfolio’s advisory fee was slightly above the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Balanced Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period, it outperformed the benchmark index for the year-to-date and 1-year periods. The Directors noted that the Portfolio significantly overperformed the peer group over the 1-year period but underperformed the peer group over the year-to-date and 3-year periods. The Directors noted that the Portfolio’s advisory fee was above the peer group average and the next expense ratio as reported in the annual shareholder report was lower than the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Moderate Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group for the year-to-date period and the benchmark index for the 3-year period, it significantly outperformed the benchmark index and peer group average over the 1-year period and outperformed the peer group over the 3-year period. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group for the year-to-date, the Portfolio significantly outperformed both over the 1-year period and outperformed both over the 3-year period. The Directors noted that the Portfolio’s advisory fee was higher than the average of its peer group, and that the net expense ratio as reported in the annual shareholder report was slightly lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

*       *       *

After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the Advisory Agreements and, as applicable, the sub-advisory agreements was in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the Advisory Agreements and, as applicable, the sub-advisory agreements for the Portfolios.

Sub-Advised Portfolios

For the same reasons the Current Advisory Agreement between the Fund and the Adviser will terminate as a result of the Sponsored Demutualization, each of the current sub-advisory agreements between the Adviser and the unaffiliated sub-advisers with respect to the Portfolios listed below (the “Sub-Advised Portfolios”) will also terminate upon the closing of the Sponsored Demutualization.

Sub-Adviser	Sub-Advised Portfolio(s)
Geode Capital Management, LLC	ON S&P 500® Index Portfolio ON S&P MidCap 400® Index Portfolio ON Nasdaq-100® Index Portfolio
BlackRock Investment Management, LLC

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON BlackRock Balanced Allocation Portfolio (equity component only)

ON BlackRock Advantage International Equity Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON iShares Managed Risk Balanced Portfolio

Federated Investment Management Company	ON Federated High Income Bond Portfolio ON Federated Core Plus Bond Portfolio
AllianceBernstein L.P.	ON Risk Managed Balanced Portfolio ON AB Small Cap Portfolio ON AB Mid Cap Core Portfolio
Janus Capital Management LLC	ON Janus Henderson Forty Portfolio ON Janus Henderson U.S. Low Volatility Portfolio

Under the new sub-advisory agreement with respect to each Sub-Advised Portfolio, the current sub-adviser will continue to serve as sub-adviser to the Sub-Advised Portfolio. Each new sub-advisory agreement will be substantially identical to the current sub-advisory agreement with the respective sub-adviser. Approval by shareholders of the Sub-Advised Portfolios (other than the ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) is not required for their new sub-advisory agreements because the Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions, including approval of the Board, to enter into new sub-advisory agreements and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval (the “Manager of Managers Order”). Pursuant to the manager of managers structure, the Adviser will enter into new sub-advisory agreements with the current sub-advisers for each of the Sub-Advised Portfolios (other than the ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) effective upon the closing of the Sponsored Demutualization and the Adviser’s entry into the New Advisory Agreement with the Fund. At the June 2021 Meeting, the Board approved the new sub-advisory agreements with respect to the Sub-Advised Portfolios (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio). The initial sole shareholder of each of the ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio approved the new sub-advisory agreement for their respective Portfolio prior to the Portfolio’s commencement of operations on June 23, 2021. The factors considered by the Board in considering and approving the new sub-advisory agreements are set out in this Proxy Statement. These new sub-advisory agreements will take effect only if and when the Sponsored Demutualization closes. If shareholders of a Sub-Advised Portfolio (other than ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio) do not approve the New Advisory Agreement, the Adviser would not be able to enter into the new sub-advisory agreement with the Sub-Advised Portfolio’s current sub-adviser to provide for continuity of sub-advisory services. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, liquidation of the Sub-Advised Portfolio, or reorganizing the Sub-Advised Portfolio with and into another Portfolio.

The Board, including the Independent Directors, unanimously recommends that shareholders of each applicable Portfolio vote “FOR” the New Advisory Agreement.

PROPOSALS 2.A, 2.B AND 2.C

TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE BY EACH OF THE ON ISHARES MANAGED RISK BALANCED PORTFOLIO, THE ON JANUS HENDERSON U.S. LOW VOLATILITY PORTFOLIO AND THE ON FEDERATED CORE PLUS BOND PORTFOLIO

Background

The Adviser and the Fund obtained an exemptive order from the SEC (previously defined as the “Manager of Managers Order”) that permits the Adviser, subject to certain conditions, including approval of the Board, to enter into new sub-advisory agreements and materially amend any existing sub-advisory agreement without shareholder approval. The Manager of Managers Order does not apply with respect to sub-advisers that are affiliated with the Adviser. Absent such Manager of Managers Order, shareholder approval would generally be required by the 1940 Act to make such sub-adviser changes. The initial sole shareholder of each Substituted Portfolio, ONLIC, approved the Substituted Portfolio’s reliance on the Manager of Managers Order prior to the Substituted Portfolio’s commencement of operations.

Separately, the SEC recently issued an order permitting the substitution of shares of the Substituted Portfolios for shares of certain unaffiliated mutual funds, each of which was previously used as an underlying investment option for certain Contracts issued by ONLIC and National Security (the “Substitution Order”). The Substitution Order provides that, following the substitution, each Substituted Portfolio would not rely on the Manager of Managers Order until such time as a majority of that Portfolio’s shareholders had approved the Portfolio’s reliance on the Manager of Managers Order. The substitution occurred on June 25, 2021. This means that, since June 25, 2021, the Adviser is not able to hire or replace an unaffiliated sub-adviser (or otherwise materially amend a contract with an existing unaffiliated sub-adviser) with respect to the Substituted Portfolios, without shareholder approval. Shareholders of the Substituted Portfolios are now being asked to vote to approve the use of the manager of managers structure that was previously in place.

Applicable Law, the Adviser’s Use of Sub-Advisers and the Manager of Managers Order

Pursuant to the Current Advisory Agreement, the Adviser serves (and pursuant to the New Advisory Agreement, the Adviser will serve) as each Portfolio’s investment adviser. As the investment adviser to the Fund, the Adviser is responsible for the management of the investment and reinvestment of each Portfolio’s assets and the administration of the Portfolio’s affairs, subject to the direction of the Board and officers. In this regard, the Adviser is responsible for making decisions as to what securities and other instruments to purchase and sell on behalf of each Portfolio and effecting the purchase and sale of such investments in furtherance of each Portfolio’s objectives and policies. Under the Current Advisory Agreement and the New Advisory Agreement, the Adviser may, at its expense, employ one or more sub-advisers to perform some or all of the services for a Portfolio for which the Adviser is responsible. For certain Portfolios, the Adviser employs a sub-advised strategy where the Adviser delegates certain investment advisory duties to a sub-adviser, subject to the Adviser’s due diligence oversight, direction and supervision.

Ordinarily, the 1940 Act requires shareholders of a mutual fund to approve a new sub-advisory agreement among the fund’s investment adviser and a sub-adviser before such sub-advisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities. Therefore, under normal circumstances, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-adviser’s sub-advisory agreement terminates because of an “assignment.”

The Manager of Managers Order exempts the Fund and the Adviser from Section 15 of the 1940 Act and permits the Adviser, subject to certain conditions, including approval of the Board, to enter into new sub-advisory agreements with unaffiliated sub-advisers and materially amend any existing sub-advisory agreement with an unaffiliated sub-adviser, without shareholder approval. The Manager of Managers Order is intended to enable the Portfolios to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolios without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. As stated above, under the terms of the Substitution Order, the Adviser currently is not able to rely on the Manager of Managers Order to hire or replace a sub-adviser (or otherwise materially amend a contract with an existing sub-adviser) with respect to the Substituted Portfolios, without shareholder approval.

Approval of the Manager of Managers Order

Shareholders of the Substituted Portfolios are being asked to approve the use of the manager of managers structure permitted by the Manager of Managers Order on which the Substituted Portfolios relied, or upon which the Substituted Portfolios had the ability to rely, prior to the substitution on June 25, 2021. Approval of the manager of managers structure would enable the Adviser to once again enter into new sub-advisory agreements with unaffiliated sub-advisers and/or materially modify the terms of any existing sub-advisory agreement with unaffiliated sub-advisers without shareholder approval. Any of the above actions would continue to require approval by a majority of the Board, including a majority of the Independent Directors.

No change of sub-adviser for a Substituted Portfolio currently is contemplated. Nonetheless, regardless of whether shareholders approve the Proposals 2.A, 2.B and 2.C, the Adviser and the Board may, at some time in the future, deem it to be in the best interests of a Substituted Portfolio and its shareholders to change the current sub-adviser or to add a new sub-adviser. The Adviser and the Board believe that the approval of the manager of managers structure will: (1) enable the Adviser and the Board to act more quickly and with less expense to a Substituted Portfolio in order to appoint an initial or a new sub-adviser when the Adviser and the Board believe that such appointment would be in the best interests of that Substituted Portfolio and its shareholders; and (2) help a Substituted Portfolio to potentially enhance performance and reduce market risk by permitting the Adviser to allocate and reallocate the Substituted Portfolio’s assets among itself and one or more sub-advisers when the Adviser and the Board believe that it would be in the best interests of that Substituted Portfolio and its shareholders—for example, to engage a sub-adviser with a different investment style if deemed appropriate by the Adviser and the Board. Based on the above, the Board recommends that shareholders of each Substituted Portfolio approve the use of the manager of managers structure by the respective Substituted Portfolio.

If shareholders of a Substituted Portfolio do not approve the Substituted Portfolio’s use of the manager of managers structure, in the future the Substituted Portfolio will be required to seek shareholder approval of any new sub-advisory agreements and material amendments to existing sub-advisory agreements and incur the expense and delays associated therewith.

Board Review and Approval of the Use of the Manager of Managers Structure

At the June 2021 Meeting, the Board, including the Independent Directors, unanimously approved each Substituted Portfolio’s reimplementation of the manager of managers structure, subject to shareholder approval. The Board believes that it is in the best interests of each Substituted Portfolio’s shareholders to allow the Adviser the maximum flexibility to appoint, supervise and replace unaffiliated sub-advisers and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Substituted Portfolio and may cause delays in executing changes that the Board and the Adviser have determined are necessary or desirable. These costs are often borne entirely by the applicable Substituted Portfolio (and therefore by such Portfolio’s shareholders). If shareholders approve the proposal to reimplement a manager of managers structure for a Substituted Portfolio, the Adviser and the Board would be able to act more quickly and with less expense to the Substituted Portfolio to appoint a sub-adviser when the Board and the Adviser believe that the appointment would be in the best interests of the Substituted Portfolio and its shareholders.

Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed manager of managers structure, the Board, including a majority of the Independent Directors, would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected whenever the Adviser seeks to select a new sub-adviser and modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Directors, would still be required to evaluate and approve all sub-advisory agreements and any modifications to existing sub-advisory agreements. In reviewing new sub-advisory agreements or changes to existing sub-advisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

In determining that the manager of managers structure was in the best interests of each Substituted Portfolio and its shareholders, the Board, including a majority of the Independent Directors, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the reimplementation of the manager of managers structure with respect to the Substituted Portfolios:

(1)	A manager of managers structure will enable the Adviser to employ sub-advisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a Substituted Portfolio may invest and the styles in which they are invested;

(2)	A manager of managers structure will enable the Adviser to reallocate promptly Substituted Portfolio assets among itself and one or more sub-advisers as needed;

(3)	A manager of managers structure will enable the Board and the Adviser to act more quickly, with less expense to a Substituted Portfolio, in appointing new sub-advisers when the Board and the Adviser believe that such appointment would be in the best interests of the Substituted Portfolio and its shareholders;

(4)	The Adviser would be directly responsible for (i) establishing procedures to monitor a sub-adviser’s compliance with each Substituted Portfolio’s investment objectives and policies, (ii) analyzing the performance of the sub-adviser and (iii) recommending allocations and reallocations of Substituted Portfolio assets among itself and one or more sub-advisers;

(5)	No sub-adviser could be appointed, removed or replaced without the Board’s approval; and

(6)	The Substituted Portfolios already had in place an existing manager of managers structure and that reapproval is only necessary due to conditions imposed by the Substitution Order.

The Board, including the Independent Directors, unanimously recommends that shareholders of each Substituted Portfolio vote “FOR” the respective Substituted Portfolio’s use of the manager of managers structure.

OTHER INFORMATION

OPERATION OF THE PORTFOLIOS

Each Portfolio is a series of Ohio National Fund, Inc., an open-end investment management company organized as a Maryland corporation on November 2, 1982. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is diversified. The ON Nasdaq-100® Index Portfolio operates as a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest, overall, in a smaller number of issuers than a diversified fund. The Fund’s principal executive offices are located at One Financial Way, Montgomery, OH 45242. The Board supervises the business activities of the Portfolios. Like other mutual funds, the Portfolios retain various organizations to perform specialized services. The various Portfolios retain the following investment advisers and sub-advisers, as applicable: Ohio National Investment, Inc., Federated Investment Management Company, Geode Capital Management, LLC, Janus Capital Management LLC, BlackRock Investment Management, LLC, and AllianceBernstein L.P. State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodian enters into subcustodial agreements.

VOTING INSTRUCTIONS

ONLIC, ONLAC and NSLAC, each on behalf of its separate accounts (each, a “Separate Account”), and Portfolios of the Fund are the only shareholders of the Fund. Each Separate Account is a segregated asset account established by ONLIC, ONLAC or NSLAC and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by an owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account. Each subaccount invests in shares corresponding to a Portfolio of the Fund.

This Proxy Statement is being furnished to the owners of the variable contracts on behalf of the Board in connection with the solicitation by ONLIC, ONLAC and NSLAC of voting instructions from variable contract owners indirectly invested in each Portfolio in connection with the Meeting. The Board has called the Meeting to consider the Proposals indicated in the Notice of Special Meeting of Shareholders and on the cover page of the Proxy Statement. ONLIC, ONLAC and NSLAC will vote the Portfolio shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts. Variable contract owners have the right to instruct ONLIC, ONLAC or NSLAC as to the number of shares (and fractional shares) which are attributable to their contract and that are held by the Separate Accounts. All properly executed Voting Instruction Cards received by ONLIC, ONLAC or NSLAC by the Meeting will be counted for purposes of voting at the Meeting.

ONLIC, ONLAC and NSLAC will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those interests for which instructions are timely received. If a signed Voting Instruction Card is received that does not specify a choice, ONLIC, ONLAC and NSLAC will consider its timely receipt as an instruction to vote in favor of each Proposal. As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

In certain circumstances, ONLIC, ONLAC and NSLAC have the right to disregard voting instructions from certain variable contract owners, although ONLIC, ONLAC and NSLAC do not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to ONLIC, ONLAC or NSLAC at any time prior to the Meetings by notifying the Fund in writing at: Ohio National Fund, Inc., Attn: Secretary, One Financial Way, Montgomery, Ohio 45242.

VOTING SECURITIES AND VOTING

Each Portfolio is a separate class of shares, 100% of which are owned of record by ONLIC, ONLAC, NSLAC or other Portfolios of the Fund. The address of each is One Financial Way, Montgomery, Ohio 45242. As of July 12 2021, there were 661,725,421 shares of the Fund issued and outstanding. The following owned the respective percentage of shares of the Fund as of the Record Date:

Owner	Percentage Owned
ONLIC	81.40%
ONLAC	0.57%
NSLAC	1.28%
ON Moderately Conservative Model Portfolio	1.29%
ON Balanced Model Portfolio	4.78%
ON Moderate Growth Model Portfolio	8.88%
ON Growth Model Portfolio	1.80%

As of the Record Date, the following shares of beneficial interest of the Portfolios were issued and outstanding:

Name of Portfolio	Shares Outstanding
ON Bond Portfolio	13,897,320
ON BlackRock Balanced Allocation Portfolio	12,545,311
ON BlackRock Advantage International Equity Portfolio	28,013,726
ON Janus Henderson Forty Portfolio	5,195,397
ON AB Small Cap Portfolio	3,763,334
ON AB Mid Cap Core Portfolio	1,693,779
ON S&P 500® Index Portfolio	28,528,784
ON BlackRock Advantage Large Cap Value Portfolio	14,206,462
ON Federated High Income Bond Portfolio	7,848,284
ON Nasdaq-100® Index Portfolio	12,372,313
ON BlackRock Advantage Large Cap Core Portfolio	9,629,271
ON BlackRock Advantage Small Cap Growth Portfolio	4,542,259
ON S&P MidCap 400® Index Portfolio	17,188,483
ON BlackRock Advantage Large Cap Growth Portfolio	2,847,541
ON Risk Managed Balanced Portfolio	23,970,656
ON Moderately Conservative Model Portfolio	21,825,534
ON Balanced Model Portfolio	79,959,507
ON Moderate Growth Model Portfolio	135,135,809
ON Growth Model Portfolio	28,515,624
ON iShares Managed Risk Balanced Portfolio	42,207,728
ON Janus Henderson U.S. Low Volatility Portfolio	97,323,138
ON Federated Core Plus Bond Portfolio	70,515,161

Each Portfolio’s shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. The presence in person or by proxy of the holders of at least one third of the votes entitled to be cast at the Meeting shall constitute a quorum. Because ONLIC, ONLAC and NSLAC, through the Separate Accounts, and other Portfolios of the Fund are the holders of record of all of the outstanding shares, each Portfolio expects all such shares to be present at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the Proposal.

All shareholders of record of each Portfolio on the Record Date are entitled to vote at the Meeting. Approval of each Proposal requires the vote of a “majority of the outstanding voting securities” entitled to vote on the Proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be counted as a vote in favor of any Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of July 12, 2021, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Portfolios listed because they possessed voting or investment power with respect to such shares:

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
ON Bond Portfolio	The Ohio National Life Insurance Company ON Moderately Conservative Model Portfolio ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	45.21% 7.15% 19.70% 24.59%
ON BlackRock Balanced Allocation Portfolio	The Ohio National Life Insurance Company	94.48%
ON BlackRock Advantage International Equity Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	31.14% 17.69% 35.47% 10.70%
ON Janus Henderson Forty Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	34.20% 10.80% 38.61% 10.94%
ON AB Small Cap Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	48.83% 8.41% 6.36% 22.67% 10.25%
ON AB Mid Cap Core Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	52.80% 10.43% 10.54% 18.77%
ON S&P 500® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	48.05% 12.31% 26.69% 6.05%
ON BlackRock Advantage Large Cap Value Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	17.28% 21.21% 44.10% 9.98%
ON Federated High Income Bond Portfolio	The Ohio National Life Insurance Company ON Moderately Conservative Model Portfolio ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	42.63% 8.27% 19.15% 22.75%
ON Nasdaq-100® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio	61.79% 5.68%

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
	ON Moderate Growth Model Portfolio ON Growth Model Portfolio	20.30% 8.05%
ON BlackRock Advantage Large Cap Core Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	58.57% 7.83% 5.21% 18.59% 5.26%
ON BlackRock Advantage Small Cap Growth Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	45.26% 10.89% 29.11% 9.87%
ON S&P MidCap 400® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	15.40% 23.12% 45.78% 11.91%
ON BlackRock Advantage Large Cap Growth Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	16.38% 19.00% 50.92% 11.54%
ON Risk Managed Balanced Portfolio	The Ohio National Life Insurance Company	98.21%
ON Moderately Conservative Model Portfolio	The Ohio National Life Insurance Company	99.12%
ON Balanced Model Portfolio	The Ohio National Life Insurance Company	99.83%
ON Moderate Growth Model Portfolio	The Ohio National Life Insurance Company	99.12%
ON Growth Model Portfolio	The Ohio National Life Insurance Company	99.78%
ON iShares Managed Risk Balanced Portfolio	The Ohio National Life Insurance Company	99.83%
ON Janus Henderson U.S. Low Volatility Portfolio	The Ohio National Life Insurance Company	99.12%
ON Federated Core Plus Bond Portfolio	The Ohio National Life Insurance Company ON Moderately Conservative Model Portfolio ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	64.06% 5.19% 12.34% 16.49%

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Fund, there were no Directors or officers of the Fund who were the owners of more than 1% of the outstanding shares of a Portfolio on the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Tara York, One Financial Way, Montgomery, OH 45242. Because the Fund has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders. The Board is not aware of any other matters to come before the Meeting.

 COST OF SOLICITATION

The Board is making this solicitation of voting instructions. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the voting instructions and any additional materials relating to the Meeting, which is anticipated to total between $195,000 and $240,000, will be borne by the Adviser or its affiliates. Certain officers, employees and agents of the Fund and ONLIC or its affiliates may solicit voting instructions in person or by telephone, facsimile transmission or mail, e-mail or other electronic means, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

DELIVERY OF VOTING INSTRUCTIONS

If you and another contract owner share the same address, the Fund may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 888.925.6446, or write the Fund at One Financial Way, Montgomery, OH 45242.

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at vote.proxyonline.com/on/docs/2021meeting.pdf.

BY ORDER OF THE BOARD OF DIRECTORS

Tara York

President

Dated: July 30, 2021

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

APPENDIX A

Form of New Advisory Agreement

Investment Advisory Agreement

Agreement made as of this ____ day of ____________, 202 , by and between Ohio National Fund, Inc., a Maryland corporation (hereinafter called the “Fund”) and Ohio National Investments, Inc., an Ohio corporation (hereinafter called the “Adviser”).

Whereas, the Fund and the Adviser wish to enter into an Agreement setting forth the terms upon which the Adviser will perform certain services for the Fund;

Now, Therefore, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Adviser

The Fund hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund and to perform the other services herein set forth, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. The Adviser hereby accepts such appointment and agrees during such period, to render the services and to assume the obligations herein set forth for the compensation herein provided. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Fund’s Board of Directors, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

2. Duties of Adviser

In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall:

(a) subject to the supervision of the Fund’s Board of Directors, provide or arrange to provide a continuous investment program for the portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the portfolio. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the portfolios, including determining what portion of portfolio assets will be invested or held uninvested in cash or cash equivalents and by placing of orders for such purchase, sale or other transactions. The Adviser will take such steps as are necessary to implement the investment programs approved by the Fund’s Board of Directors and provide the services under this Agreement in accordance with each portfolio’s investment objectives, policies, and restrictions as stated in the prospectus. The Adviser is authorized to execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the portfolios;

(b) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment objective, principal investment strategies, policies and restrictions for each investment portfolio of the Fund, affecting the economy generally and individual companies or industries the securities and other financial instruments of which are included in such investment portfolio or are under consideration for inclusion therein;

(c) regularly furnish to the Board of Directors of the Fund for approval, modification or rejection, recommendations with respect to investment programs consistent with the investment objective, principal investment strategies, policies and restrictions for each investment portfolio as set forth in such investment portfolio’s currently effective prospectus and Statement of Additional Information, as each may be amended or supplemented;

(d) will furnish the Fund’s Board of Directors with such periodic and special reports as the Board may reasonably request; and

(e) regularly report to the Fund’s Board of Directors, or to any committee or officers of the Fund acting pursuant to the authority of the Board of Directors, with respect to implementation of the approved investment programs and the Adviser’s activities in connection with the administration of the Fund.

3. Use of Sub-Advisers

In providing the services and assuming the obligations set forth herein, in connection with any investment portfolio of the Fund, the Adviser may at its expense employ one or more sub-advisers (each, a “Sub-Adviser”), or may enter into such service agreements as the Adviser deems appropriate in connection with the performance of its duties and obligations hereunder; provided, however, that the Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Adviser shall be responsible, to the extent provided in Section 12 hereof for all acts of such sub-adviser as if such acts were its own.

Reference herein to the duties and responsibilities of the Adviser shall include any Sub-Adviser employed by the Adviser to the extent the Adviser shall delegate such duties and responsibilities to any such Sub-Adviser. Any agreement between the Adviser and a Sub-Adviser shall be subject to the approval of the Fund’s Board of Directors, and shareholders of any portfolio affected thereby, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) (unless exempt under applicable Securities and Exchange Commission (the “SEC”) guidance, order or relief), and any such Sub-Adviser shall at all times be subject to the direction of the Board of Directors of the Fund or any officer of the Fund acting pursuant to the authority of the Board of Directors. Furthermore, the Adviser shall perform ongoing due diligence oversight of any such Sub-Adviser in order to assure continuing quality of performance by said Sub-Adviser. The Adviser also agrees to assist in the collection of materials from any such Sub-Adviser that the Board reasonably requests for purposes of reviewing or approving a sub-advisory agreement under Section 15(c) of the 1940 Act.

4. To be Furnished by the Adviser

In addition to performing the obligations set forth in paragraph 2 hereof, the Adviser shall furnish at its own expense or pay the expenses of the Fund for the following:

(a) office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

(b) necessary executive and other personnel for managing the affairs of the Fund, including personnel to perform the Fund’s financial reporting, accounting, operations and other office functions (exclusive of those related to and to be performed under contract for by service providers selected to perform such services, and exclusive of those related to the Fund’s Chief Compliance Officer and staff); and

(c) all information and services, other than services of counsel, required in connection with the preparation of registration statements, prospectuses and statements of additional information, including amendments and revisions thereto; all annual, semi-annual and periodic reports; and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities.

5. Items Not Required to be Furnished by the Adviser

Nothing in paragraph 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:

(a) any of the costs of printing, fulfilling and mailing the items referred to in subparagraph (c) of paragraph 4;

(b) the costs of preparation, printing, filing and mailing disclosure documents required by regulatory authorities;

(c) compensation of directors of the Fund who are not directors, officers or employees of the Adviser;

(d) compensation of the Fund’s Chief Compliance Officer (who is selected by the Board and whose compensation is set by the Board, including a majority of the Fund’s Board who are not interested persons of the Fund), the salary of any member of the Chief Compliance Officer’s staff, provided such salary expenses are properly allocated between the Fund and other affiliates, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act;

(e) registration, filing and other fees in connection with requirements of regulatory authorities;

(f) the charges and expenses of service providers appointed by the Fund for services including custody, fund accounting, preparation of year-end tax provisions, distributions, and tax returns, performance reporting, transfer agent functions, and other fund administration services or compliance solutions that may be required for the Fund to meet its regulatory requirements;

(g) charges and expenses of an independent registered public accounting firm retained by the Fund;

(h) charges and expenses of any transfer, bookkeeping and dividend disbursing agent appointed by the Fund;

(i) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(j) taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;

(k) the cost of Fund share registration and stock certificates, if any, representing shares of the Fund;

(l) legal fees and expenses in connection with the affairs of the Fund (including salary expenses of legal personnel that are properly allocated between the Fund and other affiliates), including registering and qualifying its shares with regulatory authorities;

(m) expenses attributable to shareholder and Board of Directors meetings;

(n) expenses related to voting the proxies associated with the Fund’s security holders, including the use of a proxy voting service, if any;

(o) membership fees, dues or expenses incurred in connection with the Fund’s membership in any trade association or similar organization; and

(p) insurance premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage.

6. Related Services

(a) The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

(b) To better enable it to fulfill its obligations hereunder, the Adviser has entered into a service agreement with The Ohio National Life Insurance Company, to which the Fund is also a party, under which The Ohio National Life Insurance Company has agreed to furnish certain personnel and facilities to the Adviser on a cost reimbursement basis.

7. Trading Authorization and Brokerage

(a) The Fund grants the Adviser discretionary trading authority and appoints Adviser as agent and attorney-in-fact with respect to investments on behalf of the portfolios. Pursuant to such authorization, the Adviser may direct the purchase, sale, exchange, conversion or other acquisition or disposition of securities and other investments in the portfolios, as well as arrange for delivery and payment, and act on behalf of Fund in all other matters incidental to the handling of portfolio investments. The Adviser may execute on the Fund’s behalf certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

(b) The Adviser and any persons performing executive, administrative or trading functions for the Fund, whose services were made available to the Fund by the Adviser, are specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange, or any other securities broker, an amount of commission for effecting a securities transaction in excess of the amount another member of an exchange or broker would have charged for effecting that transaction, if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), provided by such member or broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts as to which the Adviser exercises investment discretion, as that term is defined in Section 3(a)(35) of the 1934 Act.

8. Compensation of Adviser

(a) Each investment portfolio of the Fund shall pay the Adviser, as full compensation for all services rendered and all facilities furnished hereunder, a fee computed separately for each portfolio of the Fund at the annual rates shown on Schedule A hereof or, as to any portfolios added to the Fund after the date first above written, on any additional or amended Schedules hereto, which rates shall be based on the current value of the respective portfolio’s average total net assets.

(b) Fees shall be accrued daily and paid monthly, unless otherwise determined by the Board of Directors of the Fund and specified in writing to the Adviser. The fees shall be calculated on the basis of the daily net assets of each respective portfolio, made as of the time that the Board of Directors has set for valuing the current net assets of the Fund.

9. Reimbursement of Excess Expenses

If in any calendar quarter the total of all ordinary business expenses applicable to any investment portfolio (excluding the fee payable under paragraph 8 above to the Adviser, acquired fund fees and expenses, taxes, portfolio brokerage commissions and interest) should exceed one percent of the average net assets of such investment portfolio as computed above in paragraph 8, the Adviser shall pay such excess. For the purposes of this paragraph the term “calendar quarter” shall include the portion of any calendar quarter which shall have lapsed at the date of termination of this agreement and the expense limitation shall be that part of 1% proportional to the portion of a full calendar quarter lapsed.

10. Interested Persons of the Fund and the Adviser

It is understood that directors, officers, agents and shareholders of the Fund are or may be “interested persons” (as that term is defined in the 1940 Act) of the Adviser as directors, officers, shareholders, or otherwise; that directors, officers, agents and shareholders of the Adviser are or may be interested persons of the Fund as directors, officers, shareholders or otherwise; that the Adviser may be an interested person of the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Articles of Incorporation of the Fund and the Adviser, respectively, or by specific provision of applicable law.

11. Books and Records.

The Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. Notwithstanding the foregoing, the Adviser may retain copies of any and all records necessary to comply with its policies and procedures and applicable law and regulation.

12. Liabilities of Adviser

Neither the Adviser nor any of its directors, officers or employees, nor any person performing executive, administrative or trading functions shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its, his or her duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the Adviser’s duties under this Agreement. Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Fund under state or federal law in effect at the date of the enactment of Section 28(e) of the 1934 Act solely by reason of having caused the Fund to pay a member of any securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange, or another securities broker or dealer, would have charged for effecting that transaction if the Adviser or such other person determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts to which the Adviser exercises investment discretion.

13. Duration, Termination and Amendment

(a) This Agreement shall become effective as to any portfolio upon its approval for such portfolio by the Board of Directors of the Fund and the shareholders of the class of capital stock designated for that portfolio. This Agreement will continue in effect for a period more than two years from the date of its effectiveness as to any portfolio only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the directors of the Fund who are not interested persons (as defined in the 1940 Act) of any party to this Agreement cast in person (or otherwise, as consistent with applicable laws, regulations and related SEC guidance, order and relief) at a meeting called for the purpose of voting on such approval. The Adviser agrees to comply with reasonable requests for information or materials by the Board for purposes of annually reviewing and approving the continuance of the Agreement under Section 15(c) of the 1940 Act. The required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to a portfolio if a majority of the outstanding voting securities of the class (as defined in Rule 18f-2(h) under the 1940 Act) of capital stock of the portfolio votes to approve the Agreement or its continuance, notwithstanding that this Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of the entire Fund.

(b) If the shareholders of capital stock of any portfolio fail to approve any continuance of this Agreement, the Adviser will continue to act as investment adviser with respect to that portfolio pending the required approval of this Agreement or its continuance, or of a new contract with the Adviser or a different investment adviser or other definitive action; provided, that the compensation received by the Adviser in respect of that portfolio during such period will be no more than the Adviser’s actual costs incurred in furnishing investment advisory and management services to such portfolio or the amount it would have received under this Agreement, whichever is less.

(c) This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund with respect to the Fund or a portfolio or, with respect to any portfolio, by the vote of a majority of the outstanding voting securities of that portfolio on 60 days’ written notice to the Adviser, or by the Adviser, on 90 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

(d) This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each affected portfolio, if required under interpretations of the 1940 Act by the SEC or its staff, and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person (or otherwise, as consistent with applicable laws, regulations and related SEC guidance, order and relief) at a meeting called for the purpose of voting on such approval.

14. Notices and Governing Law

(a) Any notice under the Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party it is agreed that the address of the Fund and that of the Adviser for this purpose shall be One Financial Way, Montgomery, Ohio 45242.

(b) This Agreement shall be governed by the laws of Ohio.

In Witness Whereof, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers, in Cincinnati, Ohio, as of the date first above written.

Ohio National Fund, Inc.	Ohio National Investments, Inc.

By:	By:

Name:	Name:

Title:	Title:

 SCHEDULE A TO INVESTMENT ADVISORY AGREEMENT

Each portfolio of Ohio National Fund, Inc. shall pay fees to Ohio National Investments, Inc. computed at the following rates as provided in Paragraph 8 of the Agreement:

ON AB Small Cap Portfolio	ON Federated High Income Bond Portfolio
0.73% of first $400 million	0.75% of first $75 million
0.675% of next $200 million	0.70% of next $75 million
0.63% over $600 million	0.65% of next $75 million
0.60% over $225 million
ON AB Mid Cap Core Portfolio
0.715% of first $100 million	ON Nasdaq-100® Index Portfolio
0.71% of next $200 million	0.40% of first $100 million
0.69% of next $200 million	0.35% of next $150 million
0.66% over $500 million	0.33% over $250 million

ON Janus Henderson Forty Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio
0.73% of first $100 million	0.78% of first $100 million
0.68% of next $400 million	0.75% of next $400 million
0.63% over $500 million	0.70% over $500 million

ON S&P 500® Index Portfolio	ON S&P MidCap 400® Index Portfolio
0.40% of first $100 million	0.40% of first $100 million
0.35% of next $150 million	0.35% of next $150 million
0.33% over $250 million	0.33% over $250 million

ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
0.64% of first $500 million	0.66% of first $500 million
0.62% over $500 million	0.64% over $500 million

ON Bond Portfolio	ON Risk Managed Balanced Portfolio
0.60% of first $100 million	0.88% of first $500 million
0.50% of next $150 million	0.74% of next $1.3 billion
0.45% of next $250 million	0.72% over $1.8 billion
0.40% of next $500 million
0.30% of next $1 billion	ON iShares Managed Risk Balanced Portfolio
0.25% over $2 billion	0.58% of first $1.5 billion
0.55% over $1.5 billion
ON BlackRock Balanced Allocation Portfolio
0.58% of first $100 million	ON iShares Managed Risk Moderate Growth Portfolio
0.50% of next $150 million	0.58% of first $1.5 billion
0.45% of next $250 million	0.55% over $1.5 billion
0.40% of next $500 million
0.30% of next $1 billion	ON iShares Managed Risk Growth Portfolio
0.25% over $2 billion	0.58% of first $1.5 billion
0.55% over $1.5 billion

ON BlackRock Advantage International Equity Portfolio
0.72% of first $200 million	ON Janus Henderson U.S. Low Volatility Portfolio
0.70% of next $800 million	0.60% of first $500 million
0.66% over $1 billion	0.58 over $500 million

ON BlackRock Advantage Large Cap Value Portfolio	ON Moderately Conservative Model Portfolio
0.67% of first $500 million	ON Balanced Model Portfolio
0.65% over $500 million	ON Moderate Growth Model Portfolio
ON Growth Model Portfolio
ON Federated Core Plus Bond Portfolio	0.40% of the average daily net assets
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million

Agreed and accepted as of ___________, 2021.

OHIO NATIONAL FUND, INC.	OHIO NATIONAL INVESTMENTS, INC.

APPENDIX B

Shareholder Approval of the Current Advisory Agreement

Portfolio	Date of Most Recent Shareholder Approval of Current Advisory Agreement
ON Bond Portfolio	08-11-2006
ON BlackRock Balanced Allocation Portfolio	08-11-2006
ON BlackRock Advantage International Equity Portfolio	08-11-2006
ON Janus Henderson Forty Portfolio	08-11-2006
ON AB Small Cap Portfolio	08-11-2006
ON AB Mid Cap Core Portfolio	08-11-2006
ON S&P 500® Index Portfolio	08-11-2006
ON Federated High Income Bond Portfolio	08-11-2006
ON BlackRock Advantage Large Cap Value Portfolio	08-11-2006
ON Nasdaq-100® Index Portfolio	08-11-2006
ON BlackRock Advantage Large Cap Core Portfolio	08-11-2006
ON BlackRock Advantage Small Cap Growth Portfolio	08-11-2006
ON S&P MidCap 400® Index Portfolio	08-11-2006
ON BlackRock Advantage Large Cap Growth Portfolio	04-30-2007
ON Risk Managed Balanced Portfolio	05-01-2014
ON Moderately Conservative Model Portfolio	02-21-2017
ON Balanced Model Portfolio	02-21-2017
ON Moderate Growth Model Portfolio	02-21-2017
ON Growth Model Portfolio	02-21-2017
ON Federated Core Plus Bond Portfolio	05-01-2020

APPENDIX C

Advisory Fee Rates and Aggregate Advisory Fees Paid and Waived

Portfolio	Advisory Fee Rate under Current Advisory Agreement and New Advisory Agreement	Advisory Fees Paid for Fiscal Year Ended December 31, 2020	Advisory Fees Waived for Fiscal Year Ended December 31, 2020
ON Bond Portfolio	0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion	$1,487,870	N/A
ON BlackRock Balanced Allocation Portfolio	0.58% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion	$2,497,090	N/A
ON BlackRock Advantage International Equity Portfolio	0.72% of first $200 million 0.70% of next $800 million 0.66% over $1 billion	$3,183,550	N/A
ON Janus Henderson Forty Portfolio	0.73% of first $100 million 0.68% of next $400 million 0.63% over $500 million	$1,338,550	N/A
ON AB Small Cap Portfolio	0.73% of first $400 million 0.675% of next $200 million 0.63% over $600 million	$1,282,182	N/A
ON AB Mid Cap Core Portfolio	0.715% of first $100 million 0.71% of next $200 million 0.69% of next $200 million 0.66% over $500 million	$840,490	N/A
ON S&P 500® Index Portfolio	0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million	$3,823,791	N/A
ON Federated High Income Bond Portfolio	0.75% of first $75 million 0.70% of next $75 million 0.65% of next $75 million 0.60% over $225 million	$1,249,784	N/A
ON BlackRock Advantage Large Cap Value Portfolio	0.67% of first $500 million 0.65% over $500 million	$1,948,324	N/A
ON Nasdaq-100® Index Portfolio	0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million	$1,266,460	N/A
ON BlackRock Advantage Large Cap Core Portfolio	0.64% of first $500 million 0.62% over $500 million	$2,520,166	N/A

Portfolio	Advisory Fee Rate under Current Advisory Agreement and New Advisory Agreement	Advisory Fees Paid for Fiscal Year Ended December 31, 2020	Advisory Fees Waived for Fiscal Year Ended December 31, 2020
ON BlackRock Advantage Small Cap Growth Portfolio	0.78% of first $100 million 0.75% of next $400 million 0.70% over $500 million	$1,435,187	N/A
ON S&P MidCap 400® Index Portfolio	0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million	$1,412,352	N/A
ON BlackRock Advantage Large Cap Growth Portfolio	0.66% of first $500 million 0.64% over $500 million	$703,332	N/A
ON Risk Managed Balanced Portfolio	0.88% of first $500 million 0.74% of next $1.3 billion 0.72% over $1.8 billion	$3,595,387	N/A
ON Moderately Conservative Model Portfolio	0.40% of all net assets	$715,423	$162,366*
ON Balanced Model Portfolio	0.40% of all net assets	$3,760,177	$416,068*
ON Moderate Growth Model Portfolio	0.40% of all net assets	$7,064,214	$163,559*
ON Growth Model Portfolio	0.40% of all net assets	$1,531,114	$55,388*
ON Federated Core Plus Bond Portfolio	0.56% of first $100 million 0.54% of next $150 million 0.50% of next $150 million 0.45% of next $350 million 0.43% over $750 million	$802,691	N/A

*	The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than the following rates listed below as described in the Fee Waiver Agreement:

ON Moderately Conservative Model Portfolio	1.00%
ON Balanced Model Portfolio	1.00%
ON Moderate Growth Model Portfolio	1.07%
ON Growth Model Portfolio	1.14%

The Fee Waiver Agreement will continue at least through April 30, 2022. The Fee Waiver Agreement may only be terminated with the consent of the Board. Under the Fee Waiver Agreement, the Adviser may waive fees or reimburse expenses. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of any excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

**	The Portfolio had not commenced operations as of December 31, 2020.

[INSERT APPROPRIATE LOGO HERE]

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND LOGO BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

[Insert Portfolio Name Here]

[Insert Company Name Here]

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on August 30, 2021, and at any and all adjournment(s) thereof, all of the shares of the Portfolios attributable to his or her contract or interest therein and held in the Insurance Company separate account as directed.

If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing on the reverse side, the signer acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated July 30, 2021.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/on/docs/2021meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Insert Portfolio Name Here]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[INSERT APPROPRIATE LOGO HERE]

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND LOGO BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS: THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

[Insert Portfolio Name Here]

[Insert Company Name Here]

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on August 30, 2021, and at any and all adjournment(s) thereof, all of the shares of the Portfolios attributable to his or her contract or interest therein and held in the Insurance Company separate account as directed.

If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing on the reverse side, the signer acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated July 30, 2021.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/on/docs/2021meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Insert Portfolio Name Here]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[INSERT APPROPRIATE LOGO HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND LOGO BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS: THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

[Insert Portfolio Name Here]

[Insert Company Name Here]

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on August 30, 2021, and at any and all adjournment(s) thereof, all of the shares of the Portfolios attributable to his or her contract or interest therein and held in the Insurance Company separate account as directed.

If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing on the reverse side, the signer acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated July 30, 2021.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/on/docs/2021meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Insert Portfolio Name Here]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[INSERT APPROPRIATE LOGO HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND LOGO BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS: THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

[Insert Portfolio Name Here]

[Insert Company Name Here]

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on August 30, 2021, and at any and all adjournment(s) thereof, all of the shares of the Portfolios attributable to his or her contract or interest therein and held in the Insurance Company separate account as directed.

If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing on the reverse side, the signer acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated July 30, 2021.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/on/docs/2021meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Insert Portfolio Name Here]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]